FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                                  Avitar, Inc.
 ..............................................................................
              (Exact name of registrant as specified in is charter)

       Delaware                                           061174053
 ................................................................................
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

65 Dan Road Canton, MA                                       02021
 ................................................................................
(Address of principal executive offices)                   (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered

   Common Stock                                    American Stock Exchange
 ................................................................................

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [x]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [ ]

Securities Act registration Statement file number to which this form relates:
 ...................(if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
 .............................................................................
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     Common Stock, $.01 par value. Holders are entitled to one vote per share of Common Stock.

Item 2. Exhibits.

         None

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to b signed on its behalf by the undersigned, thereto duly authorized.

                                  Avitar, Inc.
                                  (Registrant)

Date: February 15, 2000

By.. /s/ Jay C. Leatherman, Jr., CFO
    ----------------------------------------------
    Jay C. Leatherman, Jr., Chief Financial Officer

 *Print  the  name  and  title  of  the  signing officer under his signature.